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                                                                  EXHIBIT 10.1.3

                               BIOVEX GROUP, INC.

             ENTERPRISE MANAGEMENT INCENTIVE STOCK OPTION AGREEMENT
                           FOR UK QUALIFYING EMPLOYEES
                     GRANTED UNDER 2005 STOCK INCENTIVE PLAN

THIS AGREEMENT is made __ day _________________ 200[_]

BETWEEN:

(1)  BIOVEX GROUP, INC., a Delaware corporation (the "COMPANY"); and

(2)  [EMPLOYEE] of [ADDRESS] (the "PARTICIPANT")

WHEREAS:

(A) The Board (as defined below) considers that the Company is a qualifying company as defined in Part 3 of Schedule 5 to the UK Income Tax (Earnings and Pensions) Act 2003 ("SCHEDULE 5"). In this agreement, the "Board" shall have the same meaning as it carries in the Company's 2005 Stock Incentive Plan (the "PLAN"), a copy of which is set out in Exhibit A.

(B)  The Participant is an eligible employee as defined in Part 4 of Schedule 5.

(C) The Board considers that the grant of this option to the Participant is for commercial reasons in order to recruit or retain the Participant and not as part of a scheme or arrangement the main purpose, or one of the main purposes, of which is the avoidance of tax.

(D) The Board considers that the total Market Value (as defined below) of shares in the Company in respect of which unexercised options (granted in respect of the Company's shares which qualify or are intended to qualify as enterprise management incentive options under the terms of Schedule 5 ("EMI OPTIONS")) subsist does not exceed L3 million or such other value as shall be specified at that time in paragraph 7 of Schedule 5. In this agreement, "MARKET VALUE" shall be determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992.

(E) The Market Value (as at the date of grant) of the shares of common stock which the Participant could acquire or has acquired or could have acquired by the exercise of:

     (i)  this option, and/or

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     (ii) any other EMI Options granted to him under the Plan or otherwise by reason of his employment with any Group Company (as defined below) in the preceding three years (whether or not exercised or released), and/or

     (iii) any unexercised options to acquire shares under a scheme approved under Schedule 4 to the UK Income Tax (Earnings and Pensions) Act 2003 granted to him by reason of his employment with any Group Company in the preceding three years, does not exceed L100,000 or such other limit as may be imposed from time to time by Schedule 5. The term "GROUP COMPANY" shall include any of the Company's present or future parent or subsidiary corporations, and any present or future subsidiary corporations of any such present or future parent corporations, as defined in Sections 424(e) or (f) of the Code.

(F) The Company has agreed to grant the Participant an enterprise management incentive option to acquire shares of common stock in the capital of the Company in accordance with the terms of Schedule 5 and on the terms set out in this agreement and the Plan.

(G) The restrictions to which the Shares may be subject are set out in: (i) the Company's certificate of incorporation, as amended from time to time (a copy of which is set out in Exhibit B), (ii) the terms set forth in the Notice of Exercise as amended from time to time (a copy of which is set out in Exhibit C), (iii) the Company's Stockholders' Agreement dated as of 30 August 2005 as amended or substituted from time to time (a copy of which is set out in Exhibit D to this agreement) and (iv) this agreement and the Plan generally.

1.   Grant of Option.

     This agreement evidences the grant by BioVex Group, Inc., a Delaware corporation (the "COMPANY"), on _______, 200[_] (the "GRANT DATE") to [_______], an employee of the Company or one of its wholly owned subsidiaries (the "PARTICIPANT"), of an option to purchase, in whole or in part, on the terms on the terms of Schedule 5 and as provided herein and in the Plan, a total of [___] shares (the "SHARES") of common stock, $0.0001 par value per share, of the Company ("COMMON STOCK") at $[______] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the day immediately preceding the tenth anniversary of the Grant Date (the "FINAL EXERCISE DATE").

     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "CODE"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

     The Participant shall within 30 days (or such longer period as permitted by the Board) immediately following the Grant Date give a declaration to the Company (in the form determined by the Board) that he meets the requirements of paragraph 26 of Schedule 5 (commitment of working time) in relation to this option. If the Participant fails to provide the


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declaration referred to above within such period, the Board shall give at least
7 days' notice to the Participant requiring him to provide such declaration and if the Participant fails to provide that declaration by the expiry of the notice, the Board may in its absolute discretion determine that this option shall lapse immediately and be deemed never to have been granted.

     The Company will procure that notice of the grant of this option shall within 92 days after the Grant Date be given to HM Revenue & Customs by the company by which the Participant is employed. Such notice shall be in a form required or authorised by the Inland Revenue and must contain, or be supported by, such information as the Inland Revenue may require including the declarations under paragraph 44(5) of Schedule 5.

2.   Vesting Schedule.

     (a) Time based vesting. Subject always to Section 2(b), this option will become exercisable ("vest") as to one-quarter (1/4) of the original number of Shares on the first anniversary of the Grant Date and as to an additional one-forty-eighth (1/48th) of the original number of Shares at the end of each successive one-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.]

     Subject always to Section 2(b), the right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     (b) Overriding requirement for Listing, etc. Notwithstanding anything to the contrary in this agreement or the Plan, no part of this option may be exercised unless and until a Listing (as defined in Plan) has taken effect or the option becomes exercisable as a result of the application of Section 8(b)(2) of the Plan (change of control - effect on options).

3.   Exercise of Option.

     (a) Form of Exercise. Each election to exercise this option shall be in writing, in the form of Exhibit C, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase fewer than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3 and subject to Section 2(b) above, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "ELIGIBLE PARTICIPANT").

     (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, this option shall terminate three months after such cessation (but in no event after the Final Exercise


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Date), provided that this option shall be exercisable (subject to Section 2(b)
above) only to the extent that this option was vested in accordance with Section 2(a) above on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, any right to exercise this option and the option itself shall terminate immediately upon such violation.

     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable (subject to Section 2(b) above), within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable (subject to Section 2(b) above) only to the extent that this option was vested in accordance with
Section 2(a) above on the date of the Participant's death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), any right to exercise this option and the option itself shall terminate immediately upon the effective date of such discharge. "CAUSE" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, any material breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

     (f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to this agreement until (i) all conditions of this option have been met to the satisfaction of the Company; (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations; (iii) the Participant has become a party to, and become bound as a "Common Holder" under, the Company's Stockholders' Agreement, dated as of 30 August 2005 and as amended or substituted from time to time, by executing a counterpart signature page in substantially the form of Exhibit E; and (iv) the Participant has executed and delivered to the Company such additional representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (g) Employer national insurance. This option may not be exercised unless and until the Company (or any Group Company) has received from the Participant duly executed documentation (in such form as prescribed by the Board from time to time) to the effect that the Participant will become liable, so far as permissible by law, for the whole of any secondary Class


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1 national insurance contributions which may arise in connection with this option and the shares of common stock which may or are acquired on the exercise of this option.

     (h) Restricted Shares Election. Unless the Board permits otherwise, this option may not be exercised unless and until the Participant enters into a joint election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (in the form prescribed by the Board from time to time) for the full disapplication of Chapter 2 of Part 7 of that Act.

4.   No Obligation to Recognize Invalid Transfer.

     The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in the Stockholders' Agreement, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.   Tax Matters.

     (a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

     (b) Tax status. Neither the Company nor any parent or subsidiary of the Company shall have any liability to the Participant if this option (or any part thereof) is not or ceases to be a qualifying option under schedule 5 to the Income Tax (Earnings and Pensions) Act 2003.

6.   Nontransferability of Option.

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

7.   No Right to Employment etc.

     (a) The grant of options under the Plan is made at the discretion of the Board and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle the Participant to an option grant in the future. The Plan is wholly discretionary and is not to be considered part of the Participant's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of the Participant's employment contract (if any).

     (b) Nothing in this agreement or the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any company employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant's service at any time for any reason, with or without cause.


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     (c) The rights and obligations of the Participant under the terms of his office or employment with the Company, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this option or any right which he may have to participate therein, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

8.   Data Protection.

     The Participant agrees to the receipt, holding and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this option by the Company or any subsidiary of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose.

9.   Provisions of the Plan.

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

10.  Third Party Rights.

     The Contracts (Rights of Third Parties) Act 1999 shall not apply to this option and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

                                      *****


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     IN WITNESS WHEREOF, the parties have executed this agreement as a Deed on the date first above written. This agreement shall take effect as a deed and a sealed instrument.

                                        BIOVEX GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


EXECUTED as a DEED by PARTICIPANT:      By:
                                            ------------------------------------
                                            (Signature of Participant)

                                        Name:
                                              ----------------------------------
                                              (Printed Name of Participant)

In the presence of:


Witness signature:
                   ------------------
Witness name:
              -----------------------
Witness address:
                 --------------------

                 --------------------
Witness occupation:
                    -----------------


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                                    EXHIBIT A

                            2005 STOCK INCENTIVE PLAN

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION

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                                    EXHIBIT C

                         NOTICE OF STOCK OPTION EXERCISE

                              Date: ____________(1)

BioVex Group, Inc.
Attention: Treasurer
Dear Sir or Madam:

     I am the holder of Stock Option granted to me under the BioVex Group, Inc. (the "Company") 2005 Stock Incentive Plan on __________(2) for the purchase of __________(3) shares of Common Stock of the Company at a purchase price of $__________(4) per share.

     I hereby exercise my option to purchase _________(5) shares of Common Stock (the "Shares"), for which I have enclosed __________(6) in the amount of ________(7). Please register my stock certificate as follows:

     Name(s): __________________________(8)
              __________________________
     Address: __________________________

     Tax I.D. #: _______________________(9)

     I represent, warrant and covenant as follows:

----------
(1)  Enter the date of exercise.

(2)  Enter the date of grant.

(3) Enter the total number of shares of Common Stock for which the option was granted.

(4)  Enter the option exercise price per share of Common Stock.

(5) Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.

(6) Enter "cash", "personal check" or if permitted by the option or Plan, "stock certificates No. XXXX and XXXX".

(7) Enter the dollar amount (price per share of Common Stock times the number of shares of Common Stock to be purchased), or the number of shares tendered. Fair market value of shares tendered, together with cash or check, must cover the purchase price of the shares issued upon exercise.

(8) Enter name(s) to appear on stock certificate: (a) Your name only; (b) Your name and other name (i.e., John Doe and Jane Doe, Joint Tenants With Right of Survivorship); or (c) In the case of a Nonstatutory option only, a Child's name, with you as custodian (i.e., Jane Doe, Custodian for Tommy
     Doe). Note: There may be income and/or gift tax consequences of registering shares in a Child's name.

(9)  Social Security Number of Holder(s).

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,


----------------------------------------
(Signature)

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                                    EXHIBIT D

                             STOCKHOLDERS' AGREEMENT

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                                    EXHIBIT E

                               BIOVEX GROUP, INC.

                           COUNTERPART SIGNATURE PAGE

     The undersigned, a holder of common stock of BioVex Group, Inc., a Delaware corporation (the "Company"), hereby agrees to become a party to, and to be bound as a "Common Holder" under the Company's Stockholders' Agreement, originally entered into among the Company and certain of its stockholders as of 30 August 2005, a copy of which is attached hereto as Annex A.

     EXECUTED as of __________, 200[_].


                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Printed name)